UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
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CARTESIAN THERAPEUTICS, INC.
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(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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Your **Vote** Counts!

CARTESIAN THERAPEUTICS, INC.

2024 Annual Meeting
Vote by June 13, 2024 11:59 PM ET

CARTESIAN THERAPEUTICS, INC.
704 QUINCE ORCHARD ROAD
GAITHERSBURG, MARYLAND 20878

You invested in CARTESIAN THERAPEUTICS, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 14, 2024.**

Get informed before you vote

View the Notice and Proxy Statement and the Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 31, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

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Vote Virtually at the Meeting*

June 14, 2024
10:00 AM ET

Virtually at:
www.virtualshareholdermeeting.com/RNAC2024

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Election of Directors **Nominees:** 01) Carrie S. Cox 02) Murat Kalayoglu, M.D., Ph.D.	For
2. To approve, on a non-binding and advisory basis, a resolution approving the compensation of Cartesian Therapeutics, Inc.'s named executive officers, as described in the accompanying proxy statement under "Executive and Director Compensation."	For
3. To approve the Cartesian Therapeutics, Inc. Amended and Restated 2016 Incentive Award Plan, which is an amendment and restatement of the Selecta Biosciences, Inc. 2016 Incentive Award Plan.	For
4. To ratify the appointment of Ernst & Young LLP as Cartesian Therapeutics, Inc.'s independent registered public accounting firm for the fiscal year ending December 31, 2024.	For

NOTE: To transact such other business as may properly come before the Annual Meeting or any continuation, postponement or adjournment thereof.

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